UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

XMax Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XWIN	Nasdaq Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2026, the Board of Directors (the “Board”) of XMax Inc. (the “Company”) appointed Mr. Matthew Beck, as a new member to serve on the Board.

Mr. Matthew Beck, age 41, has served as Co-Founder and a director of Endcap, a SaaS advisory firm, since July 2024. He has served as an Account Executive at IFS AB since March 2025. Previously, Mr. Beck held regional leadership and sales roles at Cloudinary from 2022 to 2024, New Relic from 2020 to 2022, AppDynamics (acquired by Cisco Systems, Inc.) from 2019 to 2020, and Aspen Technology, Inc. from 2016 to 2019.

There are no arrangements or understandings between Mr. Beck and any other person pursuant to which Mr. Beck was appointed as a director of the Company. In addition, there is no family relationship between Mr. Beck and any director or executive officer of the Company. The Board deems Mr. Beck an “independent director” as defined by NASDAQ Rule 5605(a)(2).

In connection with his appointment, the Company entered into a Director Agreement (the “Agreement”) with Mr. Matthew Beck on January 6, 2026. In the Agreement, Mr. Beck will receive compensation in the amount of $1,880 monthly, plus expenses. The Agreement imposes certain customary confidentiality and non-disclosure obligations on the director. The description contained herein of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of the Director Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

On January 8, 2026, the Board received a resignation letter from Mr. Charlie Huy La, to resign from the positions as a member of the Board, Chairman of the Nominating and Corporate Governance Committee and a member of Compensation Committee and Audit Committee of the Board, effective immediately. Mr. La’s resignation is not because of any disagreement with the Company, its management or its directors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Director Agreement between the Company and Matthew Beck dated January 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

By:	/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer

Date: January 9, 2026